2013 First Quarter Earnings Presentation

April 24, 2013

Forward Looking Statements

We make forward-looking statements in this presentation that are subject to risks and uncertainties. We intend these statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include:

- Statements of Southwest's goals, intentions, and expectations;
- Estimates of risks and of future costs and benefits;
- Expectations regarding our future financial performance and the financial performance of our operating segments;
- Expectations regarding regulatory actions;
- Expectations regarding our ability to utilize tax loss benefits;
- Assessments of loan quality, probable loan losses, and the amount and timing of loan payoffs;
- Estimates of the value of assets held for sale or available for sale; and
- Statements of our ability to achieve financial and other goals.

These forward-looking statements are subject to significant uncertainties because they are based upon: the amount and timing of future changes in interest rates, market behavior, and other economic conditions; future laws, regulations, and accounting principles; changes in regulatory standards and examination policies, and a variety of other matters. These other matters include, among other things, the direct and indirect effects of economic conditions on interest rates, credit quality, loan demand, liquidity, and monetary and supervisory policies of banking regulators. Because of these uncertainties, the actual future results may be materially different from the results indicated by these forward-looking statements. In addition, Southwest's past growth and performance do not necessarily indicate our future results. For other factors, risks, and uncertainties that could cause actual results to differ materially from estimates and projections contained in forward-looking statements, please read the "Risk Factors" contained in Southwest's reports to the Securities and Exchange Commission. We do not intend, or undertake no obligation, to update or revise any forward-looking statements contained in this presentation, whether as a result of differences in actual results, changes in assumptions, or changes in other factors affecting said statements, except as required by law.

SOUTHWEST BANCORP, INC.

Southwest Bancorp, Inc.

- A regional community banking franchise with $2.1 billion in assets, $1.7 billion in deposits, and $251 million in common equity at March 31, 2013
- Established in 1894
- IPO in 1993; Trades on NASDAQ under the symbol "OKSB"
- Bank holding company for Stillwater National Bank and Trust Company and Bank of Kansas
- Healthcare and commercial lending niche provider with proven business models
- 22 full service banking offices and 2 specialized services offices:
  - Oklahoma, 12
    - $629 million in loans
    - $1,211 million in deposits
  - Texas, 5
    - $496 million in loans
    - $187 million in deposits
  - Kansas, 7
    - $172 million in loans
    - $266 million in deposits



BANK OF KANSAS
Hutchinson
South Hutchinson
West Wichita
Overland Park
Harper
Wichita
Anthony
Stillwater
Tulsa
Edmond
Oklahoma City
Chickasha
35
SNB
Dallas
Austin
San Antonio
Tilden
Kansas Oklahoma Texas

Note: State loan information excludes covered loans.

A Strong Banking Franchise

- Primarily located along the heavily populated and flourishing I-35 corridor from south Texas through Kansas
- Low unemployment rates across primary markets of operations
- Attractive market demographics and growth profile
- Low market shares - high growth potential

Metropolitan Statistical Area	Market Rank	Deposit Market Share	Projected Population Change 2012-2017	Projected HH Income Change 2012-2017	Unemployment Rate (Feb '13)
Stillwater, OK	1	36.40%	6.31%	14.00%	4.50%
Oklahoma City, OK	11	1.85%	6.70%	14.73%	4.90%
Tulsa, OK	13	1.92%	4.08%	15.98%	5.60%
Wichita, KS	25	0.52%	3.53%	20.22%	6.50%
Hutchinson, KS	4	6.20%	1.53%	13.23%	5.70%
Dallas-Fort Worth-Arlington, TX	128	0.03%	7.90%	13.83%	6.30%
San Antonio-New Braunfels, TX	49	0.15%	9.86%	17.04%	6.10%
Austin-Round Rock-San Marcos, TX	56	0.06%	13.74%	12.51%	5.40%
Kansas City, MO-KS	115	0.04%	3.51%	15.49%	7.10%
Weighted Average: MSA			**5.74%**	**14.99%**	**5.16%**
Aggregate: National			**3.47%**	**13.43%**	**7.70%**

SOUTHWEST BANCORP, INC.

Source: Bureau of Labor and Statistics and SNL Financial. Demographic and market share data as of June 30, 2012.

Transitioning Through the Cycle



Origination
Remediation
Liquidate
Repositioning
Shareholder Value Through Growth and Discipline
Stock Price
$25.00
$20.00
$15.00
$10.00
$5.00
$-
$210,000
$180,000
$150,000
$120,000
$90,000
$60,000
$30,000
$0
12/31/07
9/30/08
6/30/09
3/31/10
12/31/10
9/30/11
6/30/12
3/31/13
6/27/08: $34.5M TruPS offering
12/5/08: Received $70M TARP
4/27/10: $57.5M Follow-on
7/25/11: Announced deferral of TruPS and CPP dividends
12/14/11: Bulk Asset Sale
7/10/12: Paid deferred TruPS dividends
Significant Hires: 9/5/12 - CEO Marke Funke 11/16/12 - CFO Joe Shockley Jr.
8/8/12: Redeemed $70M TARP
NPAs
OKSB Price
NPAs ($000s)

Southwest Bancorp, Inc.

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.

Review of 2012
Repositioning for 2013 and Beyond…

- ✓ Returned to profitability
- ✓ Significantly improved asset quality metrics in 2012 accomplished through the December 2011 bulk loan sale of approximately $300 million
- ✓ Repurchased $70 million in TARP
- ✓ Resumed dividend payments on trust preferred
- ✓ OCC lifted regulatory formal agreement on Stillwater National Bank
- ✓ Solidified executive management team
- ✓ Refocused credit culture on our core geography (OK, TX, KS)
- ✓ Adding talent to our organization through key strategic hires
- ✓ Positioning company to achieve consistent, conservative, and sustainable revenue growth

SOUTHWEST BANCORP, INC.

An Experienced Management Team

	Age	Years in Banking Industry	Years with OKSB	Prior Experience
Mark W. Funke President & CEO	57	29 years	<1 year	Mark W. Funke was appointed as President and Chief Executive Officer of Southwest Bancorp, Inc. in October 2012. Mr. Funke is actively engaged in banking in the region and in national banking affairs. Previously he served for 28 years with Bank of Oklahoma, a subsidiary of BOK Financial Corporation, where he served as market president from 1997 until his resignation on September 4, 2012. He is involved with several non-profits in the community and currently serves on the American Bankers Association Government Relations Council.
Joe T. Shockley, Jr. Executive VP & CFO	61	33 years	<1 year	Joe T. Shockley, Jr. has served as Southwest Bancorp, Inc.'s Executive Vice President and Chief Financial Officer since December 2012. Prior to joining the Company, Mr. Shockley served as the Executive Vice President and Chief Financial Officer of BancFirst Corporation and as Corporate Secretary and a Member of the Board of Directors of BancFirst from 1996 until his resignation in November 2012. He also worked at Boatmen's First National Bank of Oklahoma, serving as a financial Executive from 1980 to 1996. He served as Manager-Banking of Billups, Arnn & Mascho, CPAs from 1976 to 1980 and as Senior Auditor of Arthur Andersen & Co. from 1973 through 1976. Mr. Shockley is a Certified Public Accountant.
Rusty LaForge Executive VP & General Counsel	38	11 years	1 year	Rusty LaForge has served as Southwest Bancorp, Inc.'s Executive Vice President and General Counsel since April 2012. He most recently was an attorney with McAfee & Taft A Professional Corporation, serving as the practice group leader for the firm's Banking and Financial Institutions practice group, where he concentrated on regulatory and transactional matters affecting banks, bank holding companies, and other financial firms. His career experience includes service as director of investor relations for Guaranty Financial Group and Guaranty Bank, Austin, Texas from May 2007 to August 2009, and as an attorney in the financial services section of the Bracewell & Giuliani LLP law firm. Mr. LaForge is also a Certified Public Accountant.
Brent Bates Executive VP & CCO	38	15 years	2 years	Brent Bates has served as Southwest Bancorp, Inc.'s Executive Vice President and Chief Credit Officer since March 2012. He previously served as Senior Vice President and Senior Credit Officer of Stillwater National Bank and Trust Company. From 2003 until joining us in September 2011, Mr. Bates held various credit-related positions at Arvest Bank, Oklahoma City, OK, including Vice President and Manager of Commercial Credit Analysis, Commercial Workout Officer, and Senior Loan Review Officer. He also served nearly five years as a safety and soundness bank examiner for the Federal Reserve Bank of Kansas City, as well as the Texas Department of Banking.

Southwest Bancorp, Inc.

An Experienced Management Team

	Age	Years in Banking Industry	Years with OKSB	Prior Experience
John Danielson Executive VP & CBO	54	27 years	7 years	John Danielson has served as Southwest Bancorp Inc.'s Executive Vice President and Chief Banking Officer since July 2011. He previously served as President of SNB Bank of San Antonio, where he oversaw two full-service branch locations and grew lending relationships in the San Antonio market. Prior to joining the Company, Mr. Danielson held various positions with operations in South Texas, including Senior Vice President and regional manager for Compass Bank and Bank of America. His financial experience has been focused on commercial and business banking, commercial real estate, and healthcare and private banking.
Priscilla J. Barnes Sr. Executive VP & COO	56	32 years	8 years	Priscilla J. Barnes has served as Southwest Bancorp, Inc.'s Senior Executive Vice President and Chief Operating Officer since March 2012. Ms. Barnes previously served as Executive Vice President and Chief Credit Officer for the Company, Stillwater National Bank and Trust Company, and Bank of Kansas, beginning in July 2011, and Executive Vice President, Regulatory Risk Management. Ms. Barnes joined Stillwater National in 2005. She has 32 years of banking experience, including service as a banker, bank director, and federal banking regulator.
Kimberly G. Sinclair Executive VP, Commercial & Retail Sales Manager	57	38 years	38 years	Kimberly G. Sinclair has served as Stillwater National Bank and Trust Company's Executive Vice President, Commercial and Retail Sales since January 1, 2013. She previously served as the Bank's Executive Vice President and Chief Administrative Officer. She was appointed Chief Administrative Officer in 1995 and has been Executive Vice President since 1991. Prior to 1991, she had been Senior Vice President and Chief Operations Officer of Stillwater National since 1985. Ms. Sinclair joined Stillwater National in 1975.

Financial Highlights

($ in thousands except per share data)	2010 FY 12/31/10	2011 FY 12/31/11	2012 FY 12/31/12	2012 FQ1 3/31/12	2012 FQ2 6/30/12	2012 FQ3 9/30/12	2012 FQ4 12/31/12	2013 FQ1 3/31/13
Balance Sheet								
Total Assets	2,814,944	2,377,276	2,122,255	2,268,264	2,264,123	2,151,153	2,122,255	2,091,694
Total Gross Loans	2,420,115	1,763,488	1,378,735	1,642,945	1,553,416	1,492,111	1,378,735	1,327,215
Total Deposits	2,252,728	1,921,382	1,709,578	1,806,780	1,788,379	1,743,673	1,709,578	1,677,668
Total Equity	372,215	301,589	246,056	306,046	309,003	244,821	246,056	250,509
Profitability (%)								
Net Income ($000)	11,367	(68,295)	16,187	5,211	4,117	5,887	972	2,389
ROAA	0.38	(2.54)	0.72	0.89	0.73	1.06	0.18	0.46
ROAE	3.16	(18.33)	5.71	6.87	5.35	8.63	1.56	3.89
Net Interest Margin	3.67	3.74	3.64	3.82	3.71	3.59	3.41	3.16
Efficiency Ratio	54.99	81.74	68.46	58.73	71.82	64.47	79.68	75.16
Balance Sheet Ratios / Capital (%)								
Loans/ Deposits	107.43	91.78	80.65	90.93	86.86	85.57	80.65	79.11
Tangible Common Equity/ Tang Assets[(1)(3)]	10.78	9.76	11.54	10.42	10.56	11.33	11.54	11.93
Tier 1 Risk Based Capital Ratio	17.78	19.51	20.28	21.21	22.24	19.36	20.28	22.25
Total Risk Based Capital Ratio	19.06	20.78	21.56	22.49	23.52	20.64	21.56	23.54
Tier 1 Leverage Ratio	15.55	14.50	15.01	16.20	16.84	14.49	15.01	15.59
Asset Quality (%)[(2)]								
NPLs/ Loans	4.52	0.79	2.84	0.90	1.36	1.84	2.84	2.48
NCOs/ Avg Loans	1.29	7.01	0.07	0.32	0.31	(0.42)	0.03	1.32
Reserves/ Loans	2.74	2.59	3.47	2.81	2.87	3.00	3.47	3.25
Reserves/ NPLs	52.0	218.0	102.1	210.3	163.3	147.8	102.1	121.6
Per Share Data								
Tangible Book Value Per Share[(1)(3)]	15.62	11.93	12.54	12.15	12.29	12.53	12.54	12.66
Earnings Per Share	0.40	(3.73)	0.64	0.21	0.15	0.22	0.05	0.12

SOUTHWEST BANCORP, INC.

(1) Intangible assets defined as goodwill for purposes of these calculations.
(2) NPLs defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due, NPAs defined as NPLs + OREO.
(3) This is a non-GAAP based financial measure.

Strong Core Deposit Franchise

$1.7 Billion Total Deposits
(3/31/13)

Deposits by Type


Interest Bearing Demand $126 8%
Non-interest Bearing Demand $417 25%
Other Time Deposits $340 20%
Money market Accounts $438 26%
Time Deposits $100,000 or More $317 19%
Savings Accounts $40 2%

Cost of Deposits


1.01%
0.90%
0.82%
0.79%
0.73%
0.67%
0.62%
0.53%
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

Southwest Bancorp, Inc.

Dollars in millions.

Loan Portfolio

$1.3 Billion Total Loans

(3/31/13)

Loans by Type


Healthcare Commercial & Industrial $131 10%
Owner Occupied CRE $93 7%
Commercial & Industrial $101 8%
Construction & Development $144 11%
Owner Occupied Healthcare CRE $318 24%
Residential Real Estate $74 6%
Non-Owner Occupied CRE $409 31%
Consumer/ Student Loans $33 3%

Loans by Segment


Texas $496 38%
Oklahoma $629 48%
Kansas $172 13%
Other $7 1%

Dollars in millions.
Note: Loan information excludes covered loans.

Credit Process

- New Chief Credit Officer
- New underwriting policies in place
- Implemented lending culture of accountability and responsibility
- Centralized credit approval with committee for larger loans
- Consistent discipline in Watch List and Loan review administration
- Focused on C&I and healthcare lending growth in our primary geographic markets (OK, TX, KS)
- Engaged senior management team

SOUTHWEST BANCORP, INC.

Nonperforming Loans

$32.4 Million
(3/31/13)

Loans by Type


Owner Occupied Healthcare CRE
$1
3%
Owner Occupied CRE
$2
6%
Healthcare Commercial & Industrial
$11
35%
Non-Owner Occupied CRE
$10
31%
Construction & Development
$6
19%
Commercial & Industrial
$1
3%
Residential Real Estate
$1
3%

Loans by Segment


Oklahoma
$2
6%
Kansas
$2
6%
Texas
$29
88%

SOUTHWEST BANCORP, INC.

Dollars in millions.
Nonperforming loans include non-accruals and 90 days past due loans.
Note: Loan information excludes covered loans.

Improved Risk Profile…



($000s)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
6%
5%
4%
3%
2%
1%
0%
2008
2009
2010
2011
2012
Q1 '13
NPAs
Potential Problem Loans
NPAs/ Assets

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.
Note: Loan information excludes covered loans.

...Driven By Bulk Sale of Distressed Assets

- In December 2011, completed the sale of approximately $302 million of nonperforming loans, potential problem loans, and other real estate
- Sale resulted in an 83% reduction ($169 million) in the balance of outstanding nonperforming noncovered assets at September 30, 2011
- Following the asset sale at December 31, 2011, approximately $133 million in identified potential problem loans remained on the balance sheet

	Nonperforming Assets (9/30/11)			Potential Problem Loans (9/30/11)		
($ in thousands)	Outstanding	Sold	%	Outstanding	Sold	%
Real estate mortgage:						
Commercial	$ 56,234	$ 45,484	80.9%	$ 162,692	$ 106,960	65.7%
One-to-Four Family Residential	1,706	66	3.9%	1,108	-	0.0%
Real Estate Construction						
Commercial	49,775	45,190	90.8%	75,523	21,060	27.9%
One-to-Four Family Residential	18,779	17,941	95.5%	344	-	0.0%
Commercial	6,080	-	0.0%	37,027	3,226	8.7%
Other Loans	152	-	0.0%	-	-	0.0%
Other Real Estate	70,785	60,397	85.3%	-	-	0.0%
	$ 203,511	$ 169,078	83.1%	$ 276,694	$ 131,246	47.4%

Note: Loan information excludes covered loans.

Strong Regulatory Capital Position

Tier 1 Leverage Ratio



25%
20%
15%
10%
5%
0%
10.2%
13.1%
12.4%
15.6%
14.5%
15.0%
15.6%
"Well Capitalized" (5%)
2007
2008
2009
2010
2011
2012
3/31/13

Tier 1 Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
9.7%
13.0%
13.3%
17.8%
19.5%
20.3%
22.3%
"Well Capitalized" (6%)
2007
2008
2009
2010
2011
2012
3/31/13

Tier 1 Common Ratio



25%
20%
15%
10%
5%
0%
8.0%
7.9%
8.1%
13.8%
11.7%
15.2%
16.8%
2007
2008
2009
2010
2011
2012
3/31/13

Total Risk-Based Capital Ratio



25%
20%
15%
10%
5%
0%
11.0%
14.3%
14.6%
19.1%
20.8%
21.6%
23.5%
"Well Capitalized" (10%)
2007
2008
2009
2010
2011
2012
3/31/13

SOUTHWEST BANCORP, INC.

Capital Structure

Key Statistics (3/31/13)

Tier 1 Leverage Ratio	15.59%
Tier 1 Ratio	22.25%
Total Risk-Based Capital Ratio	23.54%
Tier 1 Common Ratio	16.80%
Tangible Common Equity/Tangible Assets[(1)(2)]	11.93%
Book Value Per Share	$12.72
Tangible Book Value Per Share[(1)(2)]	$12.66

Capital Composition (3/31/13)



Reserves/ Other $19
Trust Preferred $80
Tangible Common Equity $245

Dollars in millions.

(1) Intangible assets defined as goodwill for purposes of these calculations.

(2) This is a non-GAAP based financial measure.

First Quarter Highlights

SOUTHWEST BANCORP, INC.

First Quarter 2013 Highlights

- ✓ Net income of $2.4 million, or $0.12 per diluted share
  - Increase of 146% compared to 4th quarter of 2012
- ✓ Continued improvement in many credit quality indicators
  - NPAs declined $7.9 million, or 16%, compared to the 4th quarter of 2012
  - Potential Problem Loans decreased $4.7 million, or 5%, compared to the 4th quarter of 2012
- ✓ Lending pipeline continues to improve
- ✓ Capital ratios remain strong and continue to improve

Nonperforming assets defined as nonaccrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.
Note: Loan information excludes covered loans.

Earnings Results

Earnings Summary

($ in thousands, except per share)	Three Months Ended 3/31/12	Three Months Ended 12/31/12	Three Months Ended 3/31/13	Q1 '13 vs. Q4 '12 % Change
Net interest income	$ 20,849	$ 17,285	$ 15,606	(9.7%)
Provision for loan losses	1,716	3,085	498	(83.9%)
Noninterest income	3,514	4,871	3,537	(27.4%)
Noninterest expense	14,309	17,653	14,388	(18.5%)
Income before taxes	8,338	1,418	4,257	200.2%
Taxes on income	3,127	446	1,868	318.8%
Net income	5,211	972	2,389	145.8%
Net income available to common	$ 4,119	$ 972	$ 2,389	145.8%
Diluted earnings per share	**$ 0.21**	**$ 0.05**	**$ 0.12**	

Cost of Funds Continue to Decline



($000s)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.79%
3.77%
3.62%
3.82%
3.71%
3.59%
3.41%
3.16%
1.01%
0.90%
0.82%
0.79%
0.73%
0.67%
0.62%
0.53%
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Net Interest Income
Cost of Deposits
Net interest Margin

SOUTHWEST BANCORP, INC.

Noninterest Income



$3,604
$3,589
$3,576
$3,514
$3,601
$3,950
$4,871
$3,537
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
Service Charges and Fees
Gain on Sales of Loans
Gain on Investment Securities
Other

SOUTHWEST BANCORP, INC.

Dollars in thousands.

Noninterest Expense


$14,980
$17,693
$41,903
$14,309
$16,769
$14,591
$17,653
$14,388
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
Salaries and Employee Benefits
Occupancy
FDIC and Other Insurance
Other Real Estate, net
General and Administrative

SOUTHWEST BANCORP, INC.

Dollars in thousands.

Credit Quality Highlights

- ✓ Provision for credit losses of $0.5 million, compared to the previous quarter of $3.1 million
- ✓ Annualized NCOs equal to 1.32% of average loans
- ✓ NPLs decreased $6.0 million, or 16%, and NPAs declined $7.9 million, or 16%
- ✓ Potential problem loans decreased $4.7 million, or 5%
- ✓ OREO was reduced by $1.9 million, or 17%
- ✓ Near-term delinquencies declined $3.3 million, or 100%

SOUTHWEST BANCORP, INC.

Nonperforming assets defined as non-accrual loans, restructured loans, loans past due 90 days or more and still accruing, and real estate owned.
Nonperforming loans include non-accruals and 90 days past due loans.
Note: Loan information excludes covered loans.

Other Real Estate Owned


$38,956
$70,785
$19,844
$19,329
$17,263
$14,683
$11,315
$9,422
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

SOUTHWEST BANCORP, INC.

Dollars in thousands.
Note: Loan information excludes covered loans.

Nonperforming Loans



$151,178
$132,726
$13,549
$14,424
$20,719
$26,883
$38,394
$32,356
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.
Note: Loan information excludes covered loans.

Nonperforming Assets



$38,956
$70,785
$151,178
$132,726
$19,844
$13,549
$19,329
$14,424
$17,263
$20,719
$14,683
$26,883
$11,315
$38,394
$9,422
$32,356
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
Total Nonperforming Loans
Other Real Estate

SOUTHWEST BANCORP, INC.

Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due.
Dollars in thousands.
Note: Loan information excludes covered loans.

Loan Loss Reserve to NPL+PPL


12.34%
15.80%
30.18%
31.99%
33.24%
38.37%
35.02%
34.95%
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

SOUTHWEST BANCORP, INC.

PPL is defined as potential problem loans
Nonperforming Loans defined as Non-Accrual loans + Renegotiated Loans + Loans 90+ Days Past Due
Dollars in thousands.
Note: Loan information excludes covered loans.

2013 Priorities and Investment Considerations

2013 Priorities

- Complete credit quality turnaround
- Accountability and responsibility in the markets
- Continue to add talented Bankers to the organization
- Efficiently manage strong capital base
- Focus on quality loan growth within our geographic markets
- Strengthen and invest in business lines that produce non-interest income and scale them across our geographic footprint
- Drive a culture that produces consistent, conservative, and sustainable earnings
- Improve efficiency of operations, maintain excellent customer service

Investment Considerations

- ✓ Established in resilient markets
- ✓ Seasoned executive management team
- ✓ Asset quality is stabilizing and problems are well understood
- ✓ Organic growth and efficiency opportunities in existing markets
- ✓ Strong capital position provides opportunity for increased shareholder return
- ✓ Compelling absolute and relative valuation

SOUTHWEST BANCORP, INC.

Appendix

Net Income


$(3.0)
6/30/11
$(9.5)
9/30/11
$(58.3)
12/31/11
$5.2
3/31/12
$4.1
6/30/12
$5.9
9/30/12
$1.0
12/31/12
$2.4
3/31/13

Dollars in millions.

Net Interest Margin


3.79%
3.77%
3.62%
3.82%
3.71%
3.59%
3.41%
3.16%
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

SOUTHWEST BANCORP, INC.

Total Loans by Segment


$1609.6
$144.2
$38.8
$616.5
$810.2
$1522.7
$158.6
$24.0
$588.4
$751.8
$1463.9
$164.1
$34.7
$560.2
$704.9
$1353.0
$148.7
$31.7
$520.5
$652.1
$1303.6
$171.8
$7.3
$495.8
$628.7
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
Oklahoma
Texas
Kansas
Secondary Market

SOUTHWEST BANCORP, INC.

Dollars in millions.
Note: Loan information excludes covered loans.

Potential Problem Loans by Segment



$126.3
$2.5
$79.7
$44.1
$111.1
$3.7
$59.4
$48.0
$86.8
$3.8
$43.3
$39.6
$94.4
$5.1
$58.4
$30.9
$89.6
$5.4
$52.0
$32.2
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
Oklahoma
Texas
Kansas

Dollars in millions.
Note: Loan information excludes covered loans.

Provision for Loan Loss



$20.14
$24.63
$78.29
$1.72
$0.03
$(1.73)
$3.09
$0.50
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

SOUTHWEST BANCORP, INC.

Dollars in millions.

Loan Loss Reserve to Total Portfolio Loans



2.48%
3.18%
2.59%
2.81%
2.87%
3.00%
3.47%
3.25%
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

SOUTHWEST BANCORP, INC.

Note: Loan information excludes covered loans.

Loan Loss Reserve to Nonperforming Loans


40.19%
31.83%
218.03%
210.28%
163.31%
145.79%
102.06%
121.64%
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13

SOUTHWEST BANCORP, INC.

Note: Loan information excludes covered loans.

SOUTHWEST BANCORP, INC.

2013 First Quarter Earnings Presentation

April 24, 2013